License Agreement

     This License Agreement (the "Agreement") is made and entered into by and between The Yankee Companies, Inc., a Florida Corporation (the "Licensor") and AmeriNet Group.com, Inc., a Delaware corporation (the "Licensee;" the Licensor and the Licensee being sometimes hereinafter collectively referred to as the "Parties").

                                   Preamble:

     WHEREAS, the Licensee desires to obtain the exclusive right to develop and use the domain names 15c2-11.com, 15c2-11.net, 15c2-11.org and 15c2-11.cc (the "Licensed Domain Names") that are currently held by the Licensor; and

     WHEREAS, the Licensor is agreeable to granting the Licensee such rights during the term of this Agreement, provided that the Licensee agrees to abide by the following terms and conditions;

     NOW THEREFORE, in consideration of the premises, as well as for the sum of $10.00 and other good and valuable consideration, the value of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                  Witnesseth:

                                  Article One
                                   Assignment

1.1     Consideration

     Subject to the conditions hereinafter set forth, the Licensor hereby assigns the Licensed Domain names to the Licensee and the Licensee hereby accepts the assignment from the Licensor, pursuant to the following terms:

(a) Term

     This License shall be for a term concurrent with the balance of the term of the current consulting agreement between the Licensor and the Licensee, and any renewals or extensions thereof, at the termination whereof, all rights to the Licensed Domain Names, together with all business applications, agreements, intellectual property rights or other tangible or intangible property or property rights developed by the Licensee or for the Licensee or with the consent of the Licensee in conjunction with the Licensed Domain Names, or any successors or derivatives thereof (collectively and generically hereinafter referred to as the "Domain Name Assets"), shall revert to the Licensor, in consideration for a payment equal to the deficit, if any, between the out of pocket costs actually incurred to develop the Domain Name Assets by the Licensee, as reported to the Licensor within the period staring 60 days and ending 30 days prior to the end of the term of this Agreement.

(b) Consideration

     As consideration for the assignment of the Licensed Domain names, the Licensee hereby agrees to fully develop all commercial and civic applications for the Domain names on a timely basis and to pay to the Licensor a monthly royalty fee in a sum equal to 5% of the gross proceeds obtained from any commercial uses of the Domain Names (the "Royalty"), provided that payments of the Royalty shall be deferred and accrued until such times as the Licensor's consolidated operations generate profits adequate to make payments of the Royalty on a current basis, and amortized payments of accrued but unpaid Royalty in a sum acceptable to the Licensor, after meeting all other debt service commitments.

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

                                  Article Two
                        Development by Wriwebs.com, Inc.

     The Parties hereby agree that the Licensee will assign the operational aspects of the project contemplated hereby to its wholly owned subsidiary, Wriwebs.com, Inc., a Florida corporation ("WRI"), which will immediately undertake the project and commence development of the required Internet sites, programs, procedures and applications required to commercially develop the Licensed Domain Names as information depositories for public company information that will, on an ongoing basis, meet the informational requirements of Rule 15c2-11 promulgated by the United States Securities and Exchange Commission ("Rule 15c2-11" and the "Commission," respectively) under authority of Section 15 of the Securities Exchange of 1934, as amended (the "Exchange Act"), and that the Licensee and WRI will take all reasonable steps required to assure that the sites meet the requirements of Rule 15c2-11, or any successor or related rules, including rules or bylaw provisions of the National Association of Securities Dealers, Inc., a Delaware corporation, or its subsidiaries and affiliates or their successors in interest.

                                 Article Three
                         Confidentiality & Competition

3.1     General Provisions.

(a) The Licensee acknowledges that, in and as a result of its entry into this Agreement, it will make use of confidential information of special and unique nature and value relating to the Licensed Domain names and strategic plans associated therewith and such other matters as the Licensor's trade secrets, systems, procedures, manuals, confidential reports, service providers, sources and funders and, will be developing business aspects thereof in which the Licensor shall have exclusive proprietary rights upon termination of this Agreement; consequently, as material inducement to the entry into this Agreement by the Licensor, the Licensee hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof and for two years following the final term of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information except on a need to know basis, pursuant to provisions designed to protect the licensor's current and residuary rights under this Agreement.

(b) In the event of a breach or threatened breach by the Licensee of any of the provisions of this Article Three, the Licensor, in addition to and not in limitation of any other rights, remedies or damages available to the Licensor, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Licensee, or by the Licensee's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

3.2     Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to the Licensor and its clients as a result of a breach by the Licensee of the covenants or agreements contained in this Article Three, and in view of the lack of an adequate remedy at law to protect the Licensor's interests, the Licensee hereby covenants and agrees that the Licensor shall have the following additional rights and remedies in the event of a breach hereof:

(a) The Licensee hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Three; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Licensor or its clients may sustain prior to the effective enforcement of such injunction, the Licensee hereby covenants and agrees to pay over to the Licensor, in the event it violates the covenants and agreements contained in this Article Three, the greater of:

     (i) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

     (ii) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Licensor or its clients as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Licensor for any breach of the covenants and agreements contained in this Article Three, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Licensor and its clients from the injury caused by such breaches would be injunctive relief.

3.3     Cumulative Remedies.

     The Licensee hereby irrevocably agrees that the remedies described in this Article Three shall be in addition to, and not in limitation of, any of the rights or remedies to which the Licensor and its clients are or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

3.4     Acknowledgment of Reasonableness.

(a) The Licensee hereby represents, warrants and acknowledges that it has carefully read and considered the provisions of this Article Three and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Licensor, its members, officers, directors, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Licensee hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Licensee hereby covenants and agrees that if so modified, the covenants contained in this Article Three shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(b) In determining the nature of this limitation, the Licensee hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

3.5     Exclusivity.

(a) Neither the Licensee nor WRI shall not be required to devote all of their business time to development, implementation and operation of commercial and civic applications for the Licensed Domain Names, rather they shall devote such time as is reasonably necessary.

(b) Notwithstanding the foregoing, the Licensee and WRI shall be deemed fiduciaries of the Licensor and in conjunction with such status, shall be bound by the partnership opportunities doctrine as though the Licensee and WRI were partners with the Licensor (despite the absence of such legal relationship) and shall in all cases respect the confidentiality of information to which the Licensee or WRI becomes privy as a result of the rights granted under this Agreement and its implementation.

                                  Article Four
                                 Miscellaneous

4.1     Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid

                                To the Licensor :

                           The Yankee Companies, Inc.
   2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 Attention:
 Leonard Miles Tucker, President Telephone (561) 998-3435, Fax (561) 998-4635;
                     and, e-mail carrington@flinet.com; and

                           The Yankee Companies, Inc.
               1941 Southeast 51st Terrace; Ocala, Florida 34471
          Attention: Vanessa H. Lindsay; Chief Administrative Officer
           Telephone (352) 694-9179; Fax (352) 694-9178; and, e-mail
                             wacalvo3@atlantic.net

                                   To AmeriNet

                            AmeriNet Group.com, Inc.
        2500 North Military Trail, Suite 225; Boca Raton, Florida 33431
                  Attention: Michael Harris Jordan, President
           Telephone (561) 998-3435, Fax (561) 998-4635; and, e-mail
                      webmaster@amerinetgroup.com; and to

                               Wriwebs.com, Inc.
      245 North Ocean Boulevard, Suite 201; Deerfield Beach, Florida 33441
                    Attention: Michael A. Caputa, President
    Telephone (954) 360-0636; Fax (954) 360-0377; e-mail Michael@wriwebs.com

(b) Copies of notices will also be provided to such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(c) (1) The Parties acknowledge that the Licensor has acted as scrivener for the Parties in this transaction but that it is neither a law firm nor an agency subject to any professional regulation or oversight.

      (2) The Licensor has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement on their behalf.

4.2     Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

4.3     Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

4.4     Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5     Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

4.6     Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

4.7     Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1)(A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by the Licensor and three by the Licensee.

        (B) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

    (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by the Licensor and three by the Licensee.

     (3)(A) Expenses of mediation shall be borne by the Licensee, if successful.

        (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

        (C)    If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties.

4.8     Benefit of Agreement.

(a) This Agreement may not be assigned by without the prior written consent of the Licensor.

(b) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

4.9     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

4.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

4.11     Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

4.12     Status.

     Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of licensor and licensee.

4.13     Counterparts.

(a)  This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally suffi cient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

4.14     License.

(a) This Agreement is the property of the Licensor and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without the Licensor' prior written permission is prohibited.

(c) The interpretation of this Agreement shall not be directly or indirectly affected in any manner as a result of its authorship.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
     In Our Presence

                                                      The Yankee Companies, Inc.
                                                           a Florida corporation
--------------------------

__________________________               By:     /s/ Leonard M. Tucker
                                                     ___________________________
                                                 Leonard Miles Tucker, President
(CORPORATE SEAL)
                                         Attest:  /s/ William A. Calvo, III
                                                      __________________________
                                                William A. Calvo, III, Secretary
Dated:February 9, 2000

                                                        AmeriNet Group.com, Inc.
                                                         a Delaware corporation.
--------------------------

__________________________               By:    /s/ Michael H. Jordan
                                                     ___________________________
                                                    Michael H. Jordan, President
(CORPORATE SEAL)
                                         Attest:  /s/ Vanessa H. Lindsey
                                                      __________________________
                                                   Vanessa H. Lindsey, Secretary
Dated:February 9, 2000

                                                               Wriwebs.com, Inc.
                                                          a Florida corporation.
--------------------------

__________________________               By:     /s/ Michael A. Caputa
                                                     ___________________________
                                                    Michael A. Caputa, President
(CORPORATE SEAL)
                                         Attest: /s/ Jeffery B. Levy
                                                      __________________________
                                                                 Jeffrey B. Levy
                                                     Secretary & General Counsel
Dated:February 9, 2000


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